FIFTH AMENDMENT dated as of October 28, 1998
                   (this "Fifth Amendment"), to the Credit Agreement referred to below among OAK INDUSTRIES INC., a Delaware corporation (the "Borrower"), the lenders party hereto and THE CHASE MANHATTAN BANK, a New York banking corporation, as administrative agent for the Lenders (in such capacity, the "Administrative Agent").


     A. The parties hereto have entered into a Credit Agreement dated as of November 1, 1996 (as amended, the "Credit Agreement").

     B. The Borrower has requested that certain terms of the Credit Agreement be amended, and the Required Lenders are willing on the terms and subject to the conditions set forth below, to agree to amend the Credit Agreement as provided herein.

     C. Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement.

     In consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto hereby agree, on the terms and subject to the conditions set forth herein, as follows:

     SECTION 1. Amendment of Section 1.01. Section 1.01 of the Credit Agreement is hereby amended by adding the following defined terms in their proper alphabetical order"

     "Tele Quarz Acquisition" shall mean the acquisition by Foreign Subsidiaries of the Borrower of Tele Quarz GmbH, a German company, and certain related assets."

     "Tele Quarz Vehicles" shall mean wholly owned German partnerships and Oak German Holding GmbH, in any case created to finance the Tele Quarz Acquisition."

     SECTION 2. Amendment of Section 6.01. Clause (i) of Section 6.01 of the Credit Agreement is hereby amended to read in its entirety as follows:

     "(i) Indebtedness of Foreign Subsidiaries (i) to the Borrower, (ii) to Guarantors or (iii) to the Tele Quarz Vehicles; and".

     SECTION 3. Amendment of Section 6.04(g). Section 6.04(g) of the Credit Agreement is hereby amended to read in its entirety as follows:

     " (g) additional investments, loans and advances from the Borrower, any Guarantor or the Tele Quarz Vehicles to Foreign Subsidiaries in an aggregate principal amount outstanding at any time not in excess of (i) $100,000,000 (determined without duplication on a consolidated basis) minus
(ii) the aggregate consideration paid by the Borrower and the Subsidiaries after the date hereof in connection with Permitted Other Acquisitions that relate to Foreign Subsidiaries provided that if the proceeds of such additional investments, loans or advances are used as consideration in connection with an acquisition permitted under Section 6.05(c), such additional investments, loans or advances shall not be subtracted pursuant to this clause (g)(ii);".

     SECTION 4. Amendment of Section 6.05(c). The proviso to Section 6.05(c) of the Credit Agreement is hereby amended to read in its entirety as follows:

     " provided, however that the aggregate consideration paid under this clause (c) after the date hereof for acquisitions of persons or all or a substantial part of a person's assets that are not Guarantors shall not at any time exceed (i) $100,000,000 minus (ii) the outstanding principal amount of investments, loans and advances referred to in Section 6.04(g); provided that if the proceeds of such additional investments, loans or advances are used as consideration in connection with an acquisition permitted under this Section 6.05(c), such additional investments, loans or advances shall not be subtracted pursuant to this clause (c) (the foregoing being collectively called "Permitted Other Acquisitions");".

     SECTION 5. Representations and Warranties. The Borrower represents and warrants to each of the Lenders and the Administrative Agent that:

     (i) Before and after giving effect to this Fifth Amendment, the representations and warranties set forth in Article III of the Credit Agreement are true and correct in all material respects with the same effect as if made on the date hereof, except to the extent such representations and warranties expressly relate to an earlier date.

     (ii) Before and after giving effect to this Fifth Amendment, no Event of Default or Default has occurred and is continuing.

     SECTION 6. Conditions to Effectiveness. This Fifth Amendment shall become effective as of that date (the "Amendment Effective Date") when the Administrative Agent shall have received counterparts of this Fifth Amendment that, when taken together, bear the signatures of the Borrower and the Required Lenders.

    SECTION 7. Credit Agreement. Except as expressly set forth herein, this Fifth Amendment shall not by implication or otherwise limit, impair, constitute a Fifth Amendment of, or otherwise affect the rights and remedies of the Lenders and the Administrative Agent under the Credit Agreement, or alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement, all of which are ratified and affirmed in all respects and shall continue in full force and effect. This Fifth Amendment shall apply and be effective only with respect to the provisions of the Credit Agreement specifically referred to herein.

     SECTION 8. Applicable Law. THIS FIFTH AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

     SECTION 9. Counterparts. This Fifth Amendment may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one contract. Delivery of an executed counterpart of a signature page of this Fifth Amendment by telecopy shall be effective as delivery of a manually executed counterpart of this Fifth Amendment.

     SECTION 10.  Expenses.  The Borrower agrees to reimburse the
Administrative Agent for its out-of-pocket expenses in connection with this Fifth Amendment, including the reasonable fees, charges and disbursements of Cravath, Swaine and Moore, counsel for the Administrative Agent.

     IN WITNESS WHEREOF, the parties hereto have caused this Fifth Amendment to be duly executed by their respective authorized officers as of the day and year first written above.


                         OAK INDUSTRIES INC.,

                         by
                           -------------------------
                           Name:
                           Title:

                         THE CHASE MANHATTAN BANK, individually and as Administrative Agent,

                         by
                           -------------------------
                           Name:
                           Title:

                         ABN AMRO BANK N.V., Boston Branch,

                         by:  ABN AMRO North America, Inc., as Agent

                         by
                           -------------------------
                           Name:
                           Title:

                         by
                           -------------------------
                           Name:
                           Title:

                         NATIONSBANK OF TEXAS, N.A.,

                         by
                            -------------------------
                            Name:
                            Title:

                         LTCB TRUST CO.,

                         by
                           -------------------------
                           Name:
                           Title:

                         THE ROYAL BANK OF SCOTLAND PLC - NEW YORK BRANCH,

                         by
                           -------------------------
                           Name:
                           Title:

                         BANKBOSTON, N.A. (f/k/a The First National Bank of Boston),

                         by
                           -------------------------
                           Name:
                           Title:


                         BHF-BANK AKTIENGESELLSCHAFT,

                         by
                           -------------------------
                           Name:
                           Title:

                         by
                           -------------------------
                           Name:
                           Title:

                         MELLON BANK, N.A.,

                         by
                           -------------------------
                           Name:
                           Title:

                         FIRST UNION NATIONAL BANK (f/k/a/ First Union National Bank of North Carolina),

                         by
                           -------------------------
                           Name:
                           Title:

                         FLEET NATIONAL BANK,

                         by
                           -------------------------
                           Name:
                           Title:

                         CREDIT LYONNAIS NEW YORK BRANCH,

                         by
                           -------------------------
                           Name:
                           Title:
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